Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

15. Related Party Transactions

On September 8, 2011, the Company issued a $5.0 million note payable to WCAS Capital Partners IV, L.P. (WCAS), a private company Series D Preferred shareholder (See discussion of “Other Note Payable” in note 8). Certain affiliates of WCAS are also common stock shareholders as of June 30, 2016. Upon restructuring of the Company’s debt, WCAS converted $2.1 million of outstanding interest into 1,660,530 shares of Series AB Preferred Stock, which was converted to 396,201 shares of common stock of the Company.

During the six months ended June 30, 2016, CRG participated in additional private company Series AB financing as well as exercised its private company Series AB warrants to acquire additional 10,276,030 shares of private company Series AB Preferred Stock (2,518,089 shares of Valeritas Holdings, Inc. common stock after the recapitalization) of the Company for gross amount of $12.8 million. CRG converted its outstanding accrued interest and prepayment premium of approximately $16.5 million into 8,609,824 shares of private company Series AB preferred stock and 4,649,859 shares of private company common stock. The private company Series AB shares were then converted into 2,053,959 of the Company’s common stock upon the merger and all private company common shares were canceled upon the merger. Upon the closing of the 2016 Merger, the aggregate CRG shares of Series AB Preferred Stock were exchanged for 5,487,766 common stock in the Parent. CRG also took part in the abovementioned Private Placement, contributing additional $20 million for 4,000,000 common stock of Valeritas Holdings. The aggregate common shares of Valeritas Holdings, Inc. held by CRG upon closing of the 2016 Merger were 9,487,763.

8. RELATED PARTIES

On September 8, 2011, the Company entered into a Management Services Agreement with Welsh, Carson, Anderson & Stowe XI, L.P., a Series D shareholder prior to the 2016 recapitalization. Certain affiliates of Welsh Carson, Anderson & Stowe XI, L.P. were also Series D Preferred shareholders. Under the terms of this agreement, the Company will receive strategic, managerial and operational advice in exchange for an annual fee of $500. The Company paid cash and incurred an expense of $500 and $125 related to this management fee for years ended December 31, 2014 and 2015, respectively. On May 15, 2015, both parties terminated the Management Services Agreement.

On September 8, 2011, the Company issued a $5,000 note payable to WCAS Capital Partners IV, L.P., a Series D Preferred shareholder of Valeritas, Inc. prior to the 2016 recapitalization (See discussion of “Other Note Payable” in note 4). Certain affiliates of WCAS Capital Partners IV, L.P. were also Series D and Series AA Preferred shareholders of Valeritas, Inc. prior to the 2016 recapitalization.

In 2015, Capital Royalty Partners (“CRG”), who are the lenders of Senior Secured Debt, purchased 4,000,000 shares of Series AA Preferred Stock and 4,093,596 shares of Series AB Preferred Stock of Valeritas, Inc. prior to the 2016 recapitalization for gross proceeds of $5,000 and $5,117 respectively. CRG also participated in a series financings in 2016 prior to the 2016 Merger. Refer to notes 15 and 16 for discussion of CRG’s participation subsequent to year end.

Immediately prior to 2016 Merger, Series D, Series AA Preferred Stock and Series AB Preferred Stock were retired and cancelled. The abovementioned Series AB Preferred Stock were converted to 976,568 shares of Valeritas Holdings, Inc. common stock upon the merger.